Exhibit 10.5 FORM OF REGULATION AB COMPLIANCE AGREEMENT

SMART ABS SERIES 20[—]-[—]US TRUST

REGULATION AB COMPLIANCE AGREEMENT

MACQUARIE LEASING PTY LIMITED

ABN 38 002 674 982

[—]

ABN [—]

[—]

ABN [—]

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

ABN 26 003 435 443

PERPETUAL TRUSTEE COMPANY LIMITED

ABN 42 000 001 007

[—]

MACQUARIE BANK LIMITED

ABN 46 008 583 542

THIS AGREEMENT is made at Sydney on [—] 20[—]

PARTIES:

(1)	MACQUARIE LEASING PTY LIMITED ABN 38 002 674 982 of Level 1, 1 Martin Place, Sydney, NSW 2000 (MLPL, the Seller and the Servicer).

(2)	[—] ABN [—] of [—] (Fixed Rate Swap Provider).

(3)	[—] ABN [—] of [—] (Currency Swap Provider).

(4)	MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 of Level 1, 1 Martin Place, Sydney, NSW 2000 (the Manager).

(5)	PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 in its capacity as trustee of the Series Trust of Level 12, Angel Place, 123 Pitt Street, Sydney, NSW 2000 (the Trustee).

(6)	[—], of [—] (the US$ Note Trustee, the Principal Paying Agent, the US$ Note Registrar and the Agent Bank).

(7)	MACQUARIE BANK LIMITED ABN 46 008 583 542 of Level 1, 1 Martin Place, Sydney, NSW 2000 (MBL).

BACKGROUND:

(A)	This Agreement relates to the SMART ABS Series 20[—]-[—]US Trust constituted pursuant to the Master Trust Deed and the Trust Creation Deed.

(B)	The parties are entering into this Agreement for the purpose of ensuring that certain rights and obligations set out in certain other Transaction Documents referred to herein are binding upon, and enforceable by, certain parties which are not privy to those other Transaction Documents.

OPERATIVE PROVISIONS

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement, unless the contrary intention appears:

Deed of Assumption means the Deed of Assumption dated 27 February 2007 between Macquarie Securities Management Pty Limited ABN 26 003 435 443 and Perpetual Trustee Company Limited ABN 42 000 001 007.

Master Trust Deed means the Master Trust Deed dated 11 March 2002 between the Manager and Permanent Custodians Limited ACN 001 426 384, the rights and obligations of which were assumed by Perpetual Trustee Company Limited ACN 000 001 007 pursuant to the Deed of Assumption, as amended and supplemented from time to time.

Series Supplement means the Series Supplement relating to the Series Trust, dated on or about the date of this Agreement between the Trustee, the Manager, MBL and MLPL.

Series Trust means the trust known as SMART ABS Series 20[—]-[—]US Trust established pursuant to the Master Trust Deed and the Trust Creation Deed.

Swap Provider means each of the Currency Swap Provider and the Fixed Rate Swap Provider.

Trust Creation Deed means the Trust Creation Deed dated on or about the date of this Agreement executed by Perpetual Trustee Company Limited in accordance with the Master Trust Deed, as amended and supplemented from time to time.

1.2	Interpretation

Clause 1.2 of the Series Supplement is incorporated into this Agreement as if set out here in full with any necessary amendments to clause references and references to other documents.

1.3	Series Supplement definitions

Unless defined in this Agreement, words and phrases defined (including by incorporation from, or by reference to, another document) in the Series Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Series Supplement (on the other hand), this Agreement prevails.

1.4	Transaction Document

This Agreement is a Transaction Document in relation to the Series Trust.

2.	SEC REPORTING REQUIREMENTS

The Manager undertakes, in favour of each of the US$ Note Trustee and the Principal Paying Agent, to comply with all reporting and other obligations imposed upon it by clause 16.3 of the Series Supplement.

3.	COMPLIANCE WITH REGULATION AB

(a)	(Series Supplement): Notwithstanding that it may not be a signatory to the Series Supplement, each party to this Agreement (other than any Swap Provider) acknowledges and agrees with each other party to this Agreement (other than any Swap Provider) that it is bound by, and may enforce, the terms of clause 16.3 and 16.4 of the Series Supplement to the extent that the terms of those clauses purport to apply to it.

(b)	(US$ Note Trust Deed): Notwithstanding that it may not be a signatory to the US$ Note Trust Deed, each party to this Agreement (other than any Swap Provider) acknowledges and agrees with each other party to this Agreement (other than any Swap Provider) that it is bound by, and may enforce, the terms of clause 23.19 of the US$ Note Trust Deed to the extent that the terms of that clause purport to apply to it.

(c)	(Agency Agreement): Notwithstanding that it may not be a signatory to the Agency Agreement, each party to this Agreement (other than any Swap Provider) acknowledges and agrees with each other party to this Agreement (other than any Swap Provider) that it is bound by, and may enforce, the terms of clause 16.15 of the Agency Agreement to the extent that the terms of that clause purport to apply to it.

(d)	(Currency Swap Agreement): Notwithstanding that MLPL may not be a signatory to the Currency Swap Agreement, each of MLPL and the Currency Swap Provider acknowledges and agrees with each other that:

(i)	(A)	MLPL is bound by the terms of Part 5(29) of the Currency Swap Agreement to the extent that the terms of that Part purport to apply to MLPL, and MLPL may enforce the terms of Part 5(29) of the Currency Swap Agreement against the Currency Swap Provider to the extent that the terms of that Part purport to impose obligations on the Currency Swap Provider for the benefit of MLPL; and

	(B)	the Currency Swap Provider is bound by the terms of Part 5(29) of the Currency Swap Agreement to the extent that the terms of that Part purport to apply to the Currency Swap Provider, and the Currency Swap Provider may enforce the terms of Part 5(29) of the Currency Swap Agreement against MLPL to the extent that the terms of that Part purport to impose obligations on MLPL for the benefit of the Currency Swap Provider; and

(ii)	MLPL may require, for its own benefit, performance by the Currency Swap Provider of any obligations imposed upon the Currency Swap Provider under Sections 4(a)(i) and (ii) and Part 3 of the Currency Swap Agreement which, pursuant to their terms, are obligations imposed for the benefit of the Manager or the Trustee.

(e)	(Fixed Rate Swap Agreement): Notwithstanding that MLPL may not be a signatory to the Fixed Rate Swap Agreement, each of MLPL and the Fixed Rate Swap Provider acknowledges and agrees with each other that:

(i)	(A)	MLPL is bound by the terms of Part 5.B(13) of the Fixed Swap Agreement to the extent that the terms of that Part purport to apply to MLPL, and MLPL may enforce the terms of Part 5.B(13) of the Fixed Swap Agreement against the Fixed Rate Swap Provider to the extent that the terms of that Part purport to impose obligations on the Fixed Rate Swap Provider for the benefit of MLPL; and

	(B)	the Fixed Rate Swap Provider is bound by the terms of Part 5.B(13) of the Fixed Rate Swap Agreement to the extent that the terms of that Part purport to apply to the Fixed Rate Swap Provider, and the Fixed Rate Swap Provider may enforce the terms of Part 5.B(13) of the Fixed Rate Swap Agreement against MLPL to the extent that the terms of that Part purport to impose obligations on MLPL for the benefit of the Fixed Rate Swap Provider; and

(ii)	MLPL may require, for its own benefit, performance by the Fixed Rate Swap Provider of any obligations imposed upon the Fixed Rate Swap Provider under Sections 4(a)(i) and (ii) and Part 3 of the Fixed Rate Swap Agreement which, pursuant to their terms, are obligations imposed for the benefit of the Manager or the Trustee.

4.	LIMITATION OF LIABILITY

4.1	Trustee’s limitation of liability

Clause 17 of the Series Supplement is incorporated into this Agreement as if set out here in full with any necessary changes to clause references and document references.

4.2	US$ Note Trustee’s limitation of liability

Clause 8.3 of the US$ Note Trust Deed is incorporated into this Agreement as if set out here in full with any necessary changes to clause references and document references.

5.	MISCELLANEOUS

5.1	Amendments

This Agreement may be amended only by written agreement between all parties to this Agreement, provided that the Manager and the Trustee may only agree to such amendment in accordance with the provisions of clause 25 of the Master Trust Deed and for this purpose references in that clause to a Series Supplement will be taken to be references to this Agreement.

5.2	Governing Law

This Agreement is governed by the laws of the Australian Capital Territory.

5.3	Jurisdiction

(a)	(Submission to jurisdiction): Each party to this Agreement irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of the Australian Capital Territory with respect to any legal action or proceedings which may be brought at any time relating in any way to this Agreement.

(b)	(Waiver of inconvenient forum): Each party to this Agreement irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings and any claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

5.4	Severability of Provisions

In the event that any provision of this Agreement is prohibited or unenforceable in any jurisdiction such provision will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.5	Counterparts

This Agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument.

SIGNATORIES

EXECUTED as a DEED.

SIGNED SEALED and DELIVERED for and on behalf of MACQUARIE LEASING PTY LIMITED ABN 38 002 674 982 by
and
its Attorneys under a Power of Attorney
dated
and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney in the presence of:	Signature of Attorney

Signature of Witness	Signature of Attorney

Name of Witness in full

SIGNED SEALED and DELIVERED for and on behalf of [—] ABN [—] by
and
its Attorneys under a Power of Attorney
dated
and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney in the presence of:	Signature of Attorney

Signature of Witness	Signature of Attorney

Name of Witness in full

SIGNED SEALED and DELIVERED for and on behalf of [—] ABN [—] by
and
its Attorneys under a Power of Attorney
dated
and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney in the presence of:	Signature of Attorney

Signature of Witness	Signature of Attorney

Name of Witness in full

SIGNED SEALED and DELIVERED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 by
and
its Attorneys under a Power of Attorney
dated
and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney in the presence of:	Signature of Attorney

Signature of Witness	Signature of Attorney

Name of Witness in full

SIGNED SEALED and DELIVERED for and on

behalf of PERPETUAL TRUSTEE COMPANY

LIMITED ABN 42 000 001 007 by

and

its Attorneys under a Power of Attorney

dated

and each Attorney declares that he or she has not

received any notice of the revocation of such Power

of Attorney in the presence of:

Signature of Attorney

Signature of Witness	Signature of Attorney

Name of Witness in full

SIGNED SEALED and DELIVERED for and on

behalf of [—] ABN [—] by

and

its Attorneys under a Power of Attorney

dated

and each Attorney declares that he or she has not

received any notice of the revocation of such Power

of Attorney in the presence of:

Signature of Attorney

Signature of Witness	Signature of Attorney

Name of Witness in full

SIGNED SEALED and DELIVERED for and on

behalf of MACQUARIE BANK LIMITED ABN

46 008 583 542 by

and

its Attorneys under a Power of Attorney

dated

and each Attorney declares that he or she has not

received any notice of the revocation of such Power

of Attorney in the presence of:

Signature of Attorney

Signature of Witness	Signature of Attorney

Name of Witness in full